UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of the Securities and Exchange Act of 1934

Date of Report (Date of earliest event reported): March 2, 2026

Commission File Number 001-39223

SADOT GROUP INC.

(Exact name of small business issuer as specified in its charter)

Nevada	47-2555533
(State or other jurisdiction of incorporation or organization)	(I.R.S. Employer Identification No.)

295 E. Renfro Street, Suite 209, Burleson, Texas 76028

(Address of principal executive offices)

(832) 604-9568

(Issuer’s telephone number)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock, $0.0001 par value	SDOT	The Nasdaq Stock Market

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement.

On March 2, 2026, Sadot Group Inc. (the “Company”) entered into a First Amendment to Stock Purchase Agreement (the “SPA Amendment”) with Stanley Hills, LLC (the “Purchaser”), amending the Securities Purchase Agreement dated February 11, 2026 (the “Original SPA”), pursuant to which the Company previously issued and sold 10,000 shares of the Company’s Series A Preferred Stock, par value $0.0001 per share (the “Series A Preferred Stock”), to the Purchaser for an aggregate purchase price of $145,244.

The SPA Amendment amends the terms of the Series A Preferred Stock by reducing (i) the Stated Value from $14.5244 per share to $5.1596 per share and (ii) the voting rights from 14.5244 votes per share (aggregate 145,244 votes across 10,000 shares) to 5.1596 votes per share (aggregate 51,596 votes across 10,000 shares). All other material terms of the Original SPA and the Series A Preferred Stock remain unchanged. The SPA Amendment was entered into to reduce the Company’s potential redemption and liquidation exposure and to align the voting power with current corporate governance and Nasdaq compliance objectives.

The foregoing description of the SPA Amendment does not purport to be complete and is qualified in its entirety by reference to the full text of the SPA Amendment, which is filed as Exhibit 10.1 hereto and incorporated herein by reference.

Item 3.03 Material Modification to Rights of Security Holders.

On March 5, 2026, the Company filed a Certificate of Amendment to Designation (After Issuance of Class or Series) with the Nevada Secretary of State amending the Certificate of Designation of Series A Preferred Stock originally filed on February 11, 2026 (the “COD Amendment”). The COD Amendment implements the changes described in Item 1.01 above, reducing the Stated Value of each share of Series A Preferred Stock to $5.1596 and the voting rights to 5.1596 votes per share (aggregate 51,596 votes). The Series A Preferred Stock continues to be treated pari passu with the Company’s common stock, $0.0001 par value per share, with respect to liquidation, dissolution, and winding up, and remains non-convertible.

The foregoing description of the COD Amendment does not purport to be complete and is qualified in its entirety by reference to the full text of the COD Amendment, which is filed as Exhibit 3.1 hereto and incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description
3.1	Certificate of Amendment to Designation of Series A Preferred Stock, filed with the Nevada Secretary of State on March 5, 2026.
10.1	First Amendment to Stock Purchase Agreement, dated March 2, 2026, by and between the Company and Stanley Hills, LLC
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

SADOT GROUP INC.

	By:	/s/ Chagay Ravid
	Name:	Chagay Ravid
	Title:	Chief Executive Officer

Date: March 6, 2026